EXHIBIT 10.9

                                      THE

                         ANNTAYLOR STORES CORPORATION

                       2002 STOCK OPTION AND RESTRICTED
                           STOCK AND UNIT AWARD PLAN



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                        Table of Contents
Section                                                      Page

1.  Purpose....................................................1

2.  Definitions................................................1

3.  Administration.............................................3

4.  Eligibility................................................4

5.  Stock......................................................4

6.  Terms and Conditions of Options............................5

7.  Terms and Conditions of Restricted Stock Awards and
    Restricted Unit Awards.....................................9

8.  Withholding Taxes.........................................11

9.  Term of Plan..............................................12

10.  Amendment and Termination of the Plan....................12

11.  Effective Date...........................................12

12.  Miscellaneous............................................12

13.  Governing Law............................................13

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                    List of Defined Terms

Term                                                     Section

Acceleration Event.....................................6(i)(2)
Board........................................................3
Cause........................................................2
Code.........................................................1
Committee ...................................................3
Common Stock.................................................2
Corporation..................................................1
Disability ..................................................2
Exchange Act ................................................3
Executive Officers...........................................3
Fair Market Value ...........................................2
Grantee......................................................2
Grants.......................................................3
Incentive Stock Option.......................................1
Nonqualified Stock Options...................................1
Option Agreements ...........................................3
Option Price.................................................3
Optionee ....................................................4
Option ......................................................2
Plan ........................................................1
Restricted Award Agreement ..................................3
Restricted Period ........................................7(b)
Restricted Share ............................................2
Restricted Stock Award ..................................... 3
Restricted Unit .............................................2
Restricted Unit Award .......................................3
Rule 16b-3 ..................................................3
Subsidiary Corporation ......................................2



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                       THE ANNTAYLOR STORES CORPORATION
                               2002 STOCK OPTION
                   AND RESTRICTED STOCK AND UNIT AWARD PLAN

1.    Purpose.

      This 2002 Stock Option and Restricted Stock and Unit Award Plan (the

"Plan"), is intended to encourage stock ownership by employees of AnnTaylor

Stores Corporation (the "Corporation"), its divisions and Subsidiary

Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation, its divisions and Subsidiary Corporations, and to put forth maximum efforts for the success of the business.  The Plan is also intended to encourage directors of the Corporation who are not employees or officers of the Corporation or its Subsidiary Corporations ("Eligible

Directors") to acquire or increase a proprietary interest in the Corporation,

to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Corporation, and to assist the

Corporation in attracting and retaining highly qualified directors by providing such directors options to purchase shares of Common Stock.  It is further intended that no Option granted pursuant to this Plan shall constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended

("Code"), and all Options so granted shall constitute "nonqualified stock options" ("Nonqualified Stock Options").





2.    Definitions.

      As used in this Plan, the following words and phrases shall have the meanings indicated:



     (a)  "CAUSE" used in  connection  with the  termination  of  employment  or service  of a Grantee,  shall  mean a  termination  of  employment  or service of the Grantee by the  Corporation or a division or Subsidiary

          Corporation  due to (i) the  Grantee's  failure to render  services in accordance  with the terms of such  Grantee's  employment  or service,

          which failure amounts to a material neglect of such Grantee's  duties,

          (ii)   the   commission   by  the   Grantee   of  an  act  of   fraud,

          misappropriation    (including   the   unauthorized    disclosure   of

          confidential or proprietary  information) or embezzlement,  or (iii) a conviction of or guilty plea or confession to any felony.




     (b)  "COMMON  STOCK" shall mean shares of the  Corporation's  Common Stock,

          par value $.0068 per share.




     (c)  "DISABILITY"  shall  mean  a  Grantee's  inability  to  engage  in any substantial  gainful activity by reason of any medically  determinable physical or mental  impairment that can be expected to result in death



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          or that has lasted or can be expected to last for a continuous  period of not less than twelve (12) months.




     (d)  "FAIR MARKET  VALUE" per share as of a particular  date shall mean (i)

          the closing  sales price per share of Common  Stock as reported on the

          New York Stock Exchange (or if the shares of Common Stock are not then traded on such exchange, on the principal national securities exchange on which they are then  traded) for the last  preceding  date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common  Stock are not then  traded on a national  securities exchange but are traded on an over-the-counter  market, the average of the  closing  bid and asked  prices for the shares of Common  Stock in such over-  the-counter  market for the last  preceding  date on which there was a sale of such Common Stock in such market,  or (iii) if the shares of Common  Stock are not then  listed on a national  securities exchange or traded in an  over-the-counter  market,  such value as the

          Committee in its discretion may determine.




     (e)  "GRANTEE"  shall  mean a person to whom an  Option,  Restricted  Stock

          Award or Restricted Unit Award has been granted.




     (f)  "OPTION"  shall  mean the  right,  granted  to a Grantee  pursuant  to

          Section 3, to purchase a specified  number of shares of Common  Stock,

          on the terms and  subject to the  restrictions  set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.





     (g)  "RESTRICTED  SHARE" shall mean a share of Common  Stock,  awarded to a

          Grantee  pursuant  to  Section  3,  that is  subject  to the terms and restrictions  set  forth in this  Plan and by the  Committee  upon the award of the Restricted Share to the Grantee.




     (h)  "RESTRICTED UNIT" shall mean the right,  awarded to a Grantee pursuant to Section  3, to  receive an amount in cash equal to the Fair  Market

          Value of one share of Common  Stock,  on the terms and  subject to the restrictions  set  forth in this  Plan and by the  Committee  upon the award of the Restricted Unit to the Grantee.




     (i)  "RETIREMENT"  shall have such meaning as the Committee shall determine from time to time.




     (j)  "SUBSIDIARY  CORPORATION"  shall mean any corporation  (other than the

          Corporation) in an unbroken chain of  corporations  beginning with the employer corporation if, at the time of granting an Option, Restricted

          Stock Award or Restricted Unit Award,  each of the corporations  other than the last  corporation in the unbroken chain owns stock possessing




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          fifty percent (50%) or more of the total combined  voting power of all classes of stock in one of the other corporations in such chain.





3.    Administration.


      The Plan shall be administered by the Compensation Committee (the

"Committee") of the Board of Directors of the Corporation (the "Board").  The

Committee shall consist of two or more members of the Board, each of whom shall be both an "outside director" within the meaning of Section 162(m) of the Code and a "nonemployee director" within the meaning of Rule 16b-3, as from time to time amended ("Rule 16b-3"), promulgated under Section 16 of the

Securities Exchange Act of 1934, as amended (the "Exchange Act").




      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the

Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock

Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants"); to determine the purchase price of the shares of Common Stock covered by each Option (the "Option

Price"); to determine the persons to whom, and the time or times at which,

Options, Restricted Stock Awards and Restricted Unit Awards shall be granted;

to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the

Plan; to prescribe, amend and rescind rules and regulations relating to the

Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options ("Option

Agreements") and Restricted Stock Awards and Restricted Unit Awards

("Restricted Award Agreements"); and to make all other determinations deemed necessary or advisable for the administration of the Plan.



      The determinations of the Committee shall be binding and conclusive on all parties.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The

Committee shall have the authority in its discretion to delegate to specified officers of the Corporation the power to make Grants, including to determine the terms of such Grants, and the power to extend the exercisability of

Options pursuant to Section 6(f) or 6(g) hereof, in each case consistent with the terms of this Plan and subject to such restrictions, if any, as the

Committee may specify when making such delegation; provided that the
                                                   --------
delegates shall not have authority to make Grants to, or extend the exercisability of Options held by, such delegates or any Executive Officer

(as defined below in this Section 3).



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      The Board shall fill all vacancies, however caused, in the Committee.

The Board may from time to time appoint additional members to the Committee,

and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times  and  places as it shall deem advisable.  All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent, except that,

with respect to Grantees who are executive officers of the Corporation within the meaning of Rule 3-b7 promulgated under Section 3 of the Exchange Act

("Executive Officers"), all action of the Committee shall be taken solely by those members of the Committee who are "outside directors" and "nonemployee directors" as defined above, even if less than a majority of the Committee.

The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.



      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.




4.    Eligibility.


      Options, Restricted Stock Awards and Restricted Unit Awards may be

granted to employees (including, without limitation, officers who are employees) of the Corporation or its present or future divisions and

Subsidiary Corporations, and to directors (whether or not employees) of the

Corporation or its present or future divisions and Subsidiary Corporations.

In determining the persons to whom Options, Restricted Stock Awards and

Restricted Unit Awards shall be granted and the number of shares to be covered by each Option, and the number of Restricted Shares and Restricted

Units to be covered by each Restricted Stock Award and Restricted Unit Award,

the Committee shall take into account the duties of the respective persons,

their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".



      A Grantee shall be eligible to receive more than one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.




5.    Stock.


      The shares of Common Stock subject to Options and Restricted Stock

Awards hereunder shall be shares of the Corporation that are held by the

Corporation as treasury shares.  Subject to the next sentence, the aggregate number of shares of Common Stock as to which Options may be granted from time to time under this Plan shall not exceed 1,650,000; the aggregate number of shares of Common Stock as to which Restricted Stock Awards may be granted from time to time shall not exceed 350,000; and the number of Restricted

Units that may be granted from time to time shall not exceed 50,000.  The limitations established by the preceding sentence shall be subject to




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adjustment as provided in Section 6(i) hereof.  No single employee may be granted Options covering more than 400,000 shares of Common Stock, or

Restricted Stock Awards or Restricted Unit Awards (constituting performance based compensation within the meaning of Section 162(m) of the Code) covering more than 100,000 shares of Common Stock, (subject to any adjustments pursuant to Section 6(i) below) during any fiscal year of the Company.



      If any shares subject to an Option Grant or Restricted Stock Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.  If any Restricted

Units are  forfeited, canceled, exchanged or surrendered or if a Restricted

Unit Award otherwise terminates or expires without any payment being required to be made with respect to any of the Restricted Units subject thereto, then such Restricted Units shall, to the extent of any such forfeiture,

cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.





6.    Terms and Conditions of Options.


      Each Option granted pursuant to the Plan shall be evidenced by a written

Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this

Plan as the Committee, in its discretion, shall establish):




     (a)  NUMBER OF SHARES.  Each  Option  Agreement  shall  state the number of shares of Common Stock to which the Option relates.




     (b)  TYPE OF OPTION. Each Option Agreement shall specifically state that no portion of the Option  constitutes  an Incentive  Stock Option and the entire Option constitutes a Nonqualified Stock Option.




     (c)  OPTION  PRICE.  Each Option  Agreement  shall state the Option  Price,

          which  shall be not less than one hundred  percent  (100%) of the Fair

          Market Value of the shares of Common Stock of the  Corporation  on the date of grant of the  Option.  The  Option  Price  shall be subject to adjustment  as provided in Section 6(i) hereof.  The date on which the

          Committee  adopts a resolution  expressly  granting an Option shall be considered  the day on which  such  Option  is  granted,  unless  such resolution expressly provides for a specific later date.




     (d)  MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of  exercise,  (i) in cash,  (ii) in shares  of Common  Stock having a Fair Market  Value equal to such Option Price  provided  that such  shares have been held by the Grantee for at least six (6) months





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          prior to such  exercise,  or (iii) in a combination of cash and shares provided  that such  shares have been held by the Grantee for at least six (6) months prior to such exercise,  or (iv) in the sole discretion of the Committee,  through a cashless exercise  procedure  involving a broker; provided, however, that such method and time for payment shall
                  --------  -------
          be permitted by and be in compliance with applicable law.




     (e)  TERM AND  EXERCISE  OF OPTIONS.  Except as  provided  in Section  6(i)

          hereof or unless  otherwise  determined by the  Committee,  the shares covered by an Option shall  become  exercisable  over such period,  in cumulative installments or otherwise, or upon the satisfaction of such

          performance  goals  or  other  conditions,   as  the  Committee  shall

          determine;  provided,  however,  that  the  Committee  shall  have the authority to accelerate  the  exercisability  of all or any portion of any outstanding  Option at such time and under such  circumstances  as it, in its sole discretion,  deems appropriate,  and provided further,

          however,  that such  exercise  period  shall not exceed ten (10) years from the date of grant of such Option.  The  exercise  period shall be subject to earlier  termination  as provided in Sections 6(f) and 6(g)

          hereof.  An Option may be  exercised,  as to any or all full shares of

          Common Stock as to which the Option has become exercisable,  by giving written notice of such exercise to the Committee;  provided,  however,

          that an Option may not be  exercised  at any one time as to fewer than

          100  shares  (or such  number of shares as to which the Option is then exercisable if such number of shares is less than 100).




     (f)  TERMINATION.  Except as provided in this  Section  6(f) and in Section

          6(g)  hereof,  an Option may not be  exercised  unless the Optionee is then  in  the  employ  or  service  of the  Corporation  or one of its divisions  or  Subsidiary  Corporations,  and unless the  Optionee has remained  continuously  so  employed  or in service  since the date of grant of the Option. In the event that the employment or service of an

          Optionee  shall  terminate  or cease  other  than by  reason of death,

          Disability  or  Retirement,  all Options  theretofore  granted to such

          Optionee shall,  to the extent not theretofore  exercised or canceled,

          terminate  immediately upon such separation of employment or cessation of service, as applicable;  provided,  however, that the Committee may
                                      --------   -------
          in its discretion  extend the period for exercise of Options that were exercisable  at the time of  separation  of employment or cessation of service to a date later than such separation or cessation date, but in any event not  beyond  the date on which the  Option  would  otherwise expire pursuant to Section 6(e) hereof.  Nothing in the Plan or in any

          Option  granted  pursuant  hereto shall confer upon an individual  any right to continue in the employ or service of the  Corporation  or any of its  divisions or Subsidiary  Corporations  or interfere in any way with the right of the  Corporation  or any such division or Subsidiary

          Corporation to terminate such employment.



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     (g)  DEATH,  DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while  employed by or in service to the  Corporation  or a  Subsidiary

          Corporation,   or  if  the  Optionee's  employment  or  service  shall

          terminate or cease by reason of Disability or Retirement,  all Options theretofore granted to such Optionee, to the extent exercisable on the date of death or  separation,  may be  exercised by the Optionee or by the  Optionee's  estate  or by a  person  who  acquired  the  right to exercise such Option by bequest or  inheritance or otherwise by reason of the death or Disability  of the Optionee,  at any time within three

          (3)  years  after  the date of  death  or  termination  by  reason  of

          Disability or  Retirement,  or at such later time as the Committee may in its discretion  determine,  but in any event not beyond the date on which the Option  would  otherwise  expire  pursuant  to Section  6(e)

          hereof.





     (h)  NONTRANSFERABILITY  OF OPTIONS.  Options  granted under the Plan shall not be  transferable  except  (i) by will or the laws of  descent  and distribution,  or (ii) as specifically  provided below in this Section

          (6)(h).  Any  Optionee  may  transfer  Nonstatutory  Stock  Options to members of his or her Immediate  Family (as defined  below) if (x) the option agreement pursuant to which the Option was granted so provides,

          (y) such agreement was approved by the Board or the Committee, and (z)

          the  Optionee  does not receive any  consideration  for the  transfer.

          "Immediate  Family" means children,  grandchildren,  and spouse of the

          Optionee or one or more trusts for the benefit of such family  members or  partnerships  in which such family  members are the only partners.

          Any Nonstatutory Stock Option agreement may be amended to provided for the  transferability  feature as outlined  above,  provided  that such amendment  is approved by the Board or the  Committee.  Any Option not granted  pursuant  to an option  agreement  expressly  permitting  its transfer  shall  not  be  transferable.  During  the  lifetime  of the

          Optionee,  Options may be exercised only by the Optionee, the guardian or  legal  representative  of  the  Optionee,  or  the  transferee  as permitted under this Section 6(h).





     (i)  EFFECT OF CERTAIN CHANGES. (1) If there is any change in the shares of

          Common Stock through the declaration of stock dividends, distributions made  with  respect  to shares  of  Common  Stock,  recapitalizations,

          restructurings,  stock splits,  or  combinations  or exchanges of such shares,  or the like,  then the  number  of shares of Common  Stock or other securities  available for Options, the kind and amount of shares and other securities covered by outstanding Options, and/or the Option

          Price,  as  appropriate,  shall be  adjusted as  necessary  to reflect equitably  such  change  in the  shares  of  Common  Stock;  provided,

          however,  that any fractional  shares  resulting from such  adjustment shall be eliminated.


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      (2)   If an Acceleration Event (as defined below) shall occur while unexercisable Options remain outstanding under the Plan, such Options not therefore exercisable by their terms shall become exercisable in full.  An

"Acceleration Event" shall occur if:





          (A) any "person" (as such term is used in Sections  13(d) and 14(d) of the  Exchange  Act),  other  than any  person  who on the date  hereof is a director  or officer of the  Corporation,  any  trustee or other  fiduciary holding  securities under an employee  benefit plan of the Corporation,  or any corporation owned,  directly or indirectly,  by the stockholders of the

     Corporation in  substantially  the same  proportions as their  ownership of stock of the Corporation,  is or becomes the "beneficial owner" (as defined in  Rule  13d-3  under  the  Exchange  Act),  directly  or  indirectly,  of securities  of the  Corporation  representing  20% or more of the  combined voting power of the Corporation's then outstanding securities;




          (B) during any period of two consecutive years, individuals who at the beginning of such period  constitute the Board, and any new director (other than a director  designated  by a person who has entered  into an agreement with the Corporation to effect a transaction described in clause (A) or (C)

     of this  Section  6(i)(2)  whose  election by the Board or  nomination  for election by the  Corporation's  stockholders  was  approved by a vote of at least  two-thirds  (2/3) of the  directors  then still in office who either were  directors  at the  beginning  of the  period  or  whose  election  or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or



          (C) there is consummated a merger or  consolidation of the Corporation with any other  entity  other than a merger or  consolidation  which  would result in the voting securities of the Corporation  outstanding immediately prior thereto  continuing to represent (either by remaining  outstanding or by being  converted  into voting  securities of the surviving  entity) more than 80% of the  combined  voting  power of the  voting  securities  of the

     Corporation or such surviving  entity  outstanding  immediately  after such merger or consolidation; or



          (D) the  stockholders  of the  Corporation  approve a plan of complete liquidation of the  Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.





      Following the Acceleration Event, the Committee shall provide for the cancellation of all Options then outstanding.  Upon such cancellation, the

Corporation shall make, in exchange therefor, a cash payment for each such

Option in an amount per share equal to the difference between the per share exercise price of such Option and the Fair Market Value of a share of Common




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Stock on the date during the prior sixty-day period that produces the highest

Fair Market Value.



     (3)   In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.




     (4)   The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.



     (5)   Except as hereinbefore expressly provided in this Section 6(i), the

Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the

Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of

Common Stock subject to the Option.  The grant of an Option pursuant to the

Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve,

liquidate or sell, or transfer all or part of its business or assets.



     (j)  RIGHTS AS A  STOCKHOLDER.  An  Optionee or a  transferee  of an Option shall  have no rights as a  stockholder  with  respect  to any  shares covered  by the  Option  until  the  date of the  issuance  of a stock certificate for such shares. No adjustment shall be made for dividends

          (ordinary  or  extraordinary,  whether  in cash,  securities  or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.



     (k)  OTHER PROVISIONS.  The Option Agreements authorized under the Plan may contain  such  other  provisions,  including  without  limitation  the imposition of (1) restrictions  upon the exercise of an Option and (2)

          provisions  that will result in the forfeiture of an Option and/or the

          shares  acquired   thereunder  in  the  event  the  Optionee  breaches

          covenants   relating   to    non-competition,    confidentiality   and

          non-solicitation  of employees and customers,  as the Committee  shall deem advisable.




7.    Terms and Conditions of Restricted Stock Awards and Restricted Unit

      Awards.




      Each Restricted Stock Award and Restricted Unit Award granted under the

Plan shall be evidenced by a written Restricted Award Agreement between the




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Corporation and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):



     (a)  NUMBER OF SHARES AND UNITS.  The Committee  shall determine the number of  Restricted  Shares  to be  awarded  to a Grantee  pursuant  to the

          Restricted  Stock  Award  and the  number  of  Restricted  Units to be awarded to a Grantee pursuant to a Restricted Unit Award.





     (b)  NONTRANSFERABILITY.  Except as set forth in subsections (f) and (g) of this  Section 7, a Grantee  may not sell,  assign,  transfer,  pledge,

          hypothecate  or  otherwise   dispose  of  any  Restricted   Shares  or

          Restricted  Units  awarded to said  Grantee  under  this Plan,  or any

          interest  therein,   except  by  will  or  the  laws  of  descent  and

          distribution,  until the  Restricted  Period (as defined  below) shall have elapsed.  The Committee  may also in its  discretion  impose such other  restrictions  and  conditions  on  Restricted  Shares and Units awarded as it deems  appropriate  including  without  limitation,  the imposition  of  provisions  that  will  result  in the  forfeiture  of

          Restricted  Shares  and  Units  in  the  event  the  Grantee  breaches

          covenants   relating   to    non-competition,    confidentiality   and

          non-solicitation  of  employees  and  customers.  In  determining  the

          Restricted  Period of an award,  the  Committee  may provide  that the restrictions shall lapse with respect to specified  percentages of the awarded  shares or units on  successive  anniversaries  of the date of such award or upon the  satisfaction  of such other  conditions as the

          Committee may impose. In no event shall the Restricted Period end with respect to a Restricted  Stock Award or Restricted Unit Award prior to the satisfaction by the Grantee of any liability arising under Section

          8  hereof.  Any  attempt  to  dispose  of  any  Restricted  Shares  in contravention  of any  such  restrictions  shall  be null and void and without effect. The period during which such restrictions on transfer,

          and such other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period".



     (c)  CERTIFICATES REPRESENTING RESTRICTED SHARES. The Corporation shall not be required to issue stock certificates representing Restricted Shares awarded  to a Grantee  until the  Restricted  Period  related  to such shares has lapsed. If any stock certificates  representing  Restricted

          Shares awarded  pursuant to a Restricted  Stock Award are issued prior to the lapse of the Restricted  Period,  such stock  certificate shall bear  an  appropriate  legend  referring  to such  restrictions.  Such certificates may be retained by the Corporation  during the Restricted

          Period.



     (d)  TERMINATION.  If the Grantee's  continuous  employment or service with the  Corporation  or any of its divisions or  Subsidiary  Corporations shall  terminate  for  any  reason  prior  to  the  expiration  of the




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          Restricted  Period  applicable to any Restricted  Shares or Restricted

          Units granted to such  Grantee,  or prior to the  satisfaction  of any other  conditions  established  by the  Committee  applicable  to such

          Grant,  any such Restricted  Shares or Restricted Units then remaining subject to  restrictions  (after taking into account the provisions of subsections  (f)  and  (g) of  this  Section  7)  shall  thereupon  be forfeited  by the  Grantee  and any such  Restricted  Shares  shall be transferred  to, and reacquired by, the  Corporation or its Subsidiary

          Corporation   at  no  cost  to  the   Corporation  or  the  Subsidiary

          Corporation. In such event, the Grantee, or in the event of his death,

          his personal  representative,  shall, with respect to any such shares,

          forthwith  deliver  to the  Secretary  of the  Corporation  any  stock certificates  in the  possession  of  the  Grantee  or  the  Grantee's representative representing the Restricted Shares remaining subject to such  restrictions,  accompanied by such  instruments of transfer,  if

          any,  as  may   reasonably   be  required  by  the  Secretary  of  the

          Corporation.



     (e)  RIGHTS AS A  STOCKHOLDER.  Upon  receipt by a Grantee of a  Restricted

          Stock Award,  the Grantee  shall possess all incidents of ownership of the Restricted  Shares  (subject to subsection (b) of this Section 7),

          including the right to receive or reinvest  dividends  with respect to such shares and to vote such shares.




     (f)  EFFECT  OF  CERTAIN  CHANGES.  The  number  of  Restricted  Shares  or

          Restricted Units subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section  6(i)(1).  Upon the occurrence of an Acceleration

          Event,  as  defined  in  Section  6(i)(2),   all   restrictions   then

          outstanding  with respect to a Restricted  Stock Award and  Restricted

          Unit Award shall  automatically  expire and be of no further force and effect.




     (g)  OTHER  PROVISIONS.  The Committee  shall have the  authority  (and the

          Restricted  Award  Agreement  may so  provide)  to  cancel  all or any portion of any outstanding  restrictions  and conditions  prior to the expiration of the  Restricted  Period with respect to all or part of a

          Restricted  Stock  Award or  Restricted  Unit  Award on such terms and conditions as the Committee may deem appropriate. The Restricted Award

          Agreements  authorized  under  this  Plan  shall  contain  such  other provisions  not  inconsistent  with the terms hereof as the  Committee shall deem advisable.




8.    Withholding Taxes.



      When a Grantee or other person becomes entitled to receive shares of

Common Stock pursuant to the exercise of an Option or upon the lapse of restrictions relating to a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of restrictions relating thereto, the Corporation shall have the right to



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require the Grantee or such other person to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods:  (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c)

delivering to the Company shares of Common Stock (provided that such shares shall have been held for at least six (6) months) having an aggregate Fair

Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.



9.    Term of Plan.


      Unless terminated earlier by the Board, the term of this Plan shall be ten (10) years from the date the Plan was adopted.  No Option, Restricted

Stock Award or Restricted Unit Award shall be granted pursuant to this Plan later than January 29, 2012, but Options and Restricted Stock and Unit Awards

theretofore granted may extend beyond that date in accordance with their terms.



10.    Amendment and Termination of the Plan.


      The Board may, at any time and from time to time, suspend, terminate,

modify or amend the Plan.  Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained.



11.    Effective Date.


      The Plan shall take effect on January 29, 2002, the date of its adoption by the Board of Directors.



12.    Miscellaneous.


     (a)  Effect of  Headings.  The section and  subsection  headings  contained herein are for convenience  only and shall not affect the construction hereof.



     (b)  Compliance with Legal Requirements. The Plan and the other obligations of the  Corporation  under the Plan and any agreement shall be subject to all applicable  federal and state laws, rules and regulations,  and to such approvals by any regulatory or  governmental  agency as may be required.  The  Corporation,  in  its  discretion,  may  postpone  the

          issuance  or  delivery  of  Common   Stock  under  any  Grant  as  the

          Corporation may consider  appropriate,  and may require any Grantee to



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          make such  representations  and  furnish  such  information  as it may consider  appropriate  in connection  with the issuance or delivery of

          Common  Stock  in  compliance   with   applicable   laws,   rules  and

          regulations.



     (c)  No  Right  To  Continued  Employment.  Nothing  in the  Plan or in any

          agreement  entered into pursuant  hereto shall confer upon any Grantee the right to continue in the employ or service of the  Corporation  or any of its divisions or Subsidiary Corporations, to be entitled to any remuneration  or benefits not set forth in the Plan or such  agreement or to interfere with or limit in any way the right of the  Corporation or such division or Subsidiary Corporation to terminate such Grantee's employment.



     (d)  Grantee  Rights.  No Grantee shall have any claim to be made any Grant under the Plan, and there is no obligation for uniformity of treatment for Grantees.  Except as provided  specifically herein, a Grantee or a transferee  of a Grant  shall  have no  rights as a  stockholder  with respect  to any  shares  covered  by any  Grant  until the date of the issuance of a stock certificate for such shares.



     (e)  Beneficiary.   A  Grantee  may  file  with  the  Committee  a  written

          designation  of a beneficiary on such form as may be prescribed by the

          Committee  and  may,   from  time  to  time,   amend  or  revoke  such

          designation.  If no designated  beneficiary  survives the Grantee, the executor or  administrator  of the Grantee's estate shall be deemed to be the Grantee's beneficiary.



13.    Governing Law.


      The Plan shall be construed and administered in accordance with the laws of the state of Delaware without regard to its principles of conflicts of law.



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